Exhibit 10.11

CERTIFICATION

        I, _________________________, certify that I am the _________________________ of Graco Inc., a Minnesota corporation, and that by action taken by the Board of Directors on ___________________, 2005, the Board of Directors adopted the Second Amendment to the Graco Inc. Restoration Plan (1998 Restatement). I further certify that the attached document is a true and correct copy of the document.

_______________, 2005 ____________________________________________

SECOND AMENDMENT
GRACO INC. RESTORATION PLAN
(1998 Restatement)

           Graco Inc. (the "Principal Sponsor") has heretofore established and maintains a nonqualified deferred compensation plan (the "Plan") which, in its most recent amended and restated form, is embodied in a document adopted effective January 1, 1998 and entitled "GRACO INC. RESTORATION PLAN (1998 Restatement)", and a First Amendment effective as of June 1, 2001, (collectively the "Plan Statement") is hereby amended as follows:

1.     INCORPORATION BY REFERENCE. Effective for Participants who commence benefits under the Plan on or after January 1, 2005, Article 2.1 of the Plan Statement shall be amended by the addition of a new subparagraph (f) that reads in whole as follows:

f.

"Compensation" when used herein shall mean "Compensation" as defined in the Graco Employee Retirement Plan, but disregarding Section 1.1.12(g) of the definition in the Graco Employee Retirement Plan, it shall include Participant contributions to the Graco Deferred Compensation Plan (2005 Statement).

2.     GENERAL ELIGIBILITY RULE. Effective for Participants who commence benefits under the Plan on or after January 1, 2005, Article 3.1(c) of the Plan Statement shall be amended to read in whole as follows:

c.

who have experienced a legislated reduction in benefits under the Graco Employee Retirement Plan due to the limitations imposed by Code Section 415 [Plan A] or Code Section 401(a)(17) [Plan B], or who have experienced a reduction in benefits due to Participant contributions to the Graco Deferred Compensation Plan (2005 Statement).

3.     RETIREMENT BENEFITS. Effective for Participants who commence benefits under the Plan on or after January 1, 2005, Article 4.1(a) of the Plan Statement shall be amended by the addition of a new subparagraph (iii) (and re-numbering the existing subparagraph (iii) as subparagraph (iv)) that reads in whole as follows:

(iii)	by substituting the modified definition of "Compensation" contained in this Plan for the definition of "Compensation" contained in the Graco Employee Retirement Plan,

4.    DEATH BENEFITS. Effective for Participants who commence benefits under the Plan on or after January 1, 2005, Article 4.2(a) of the Plan Statement shall be amended by the addition of a new subparagraph (iii) (and re-numbering the existing subparagraph (iii) as subparagraph (iv)) that reads in whole as follows:

(iii)	by substituting the modified definition of "Compensation" contained in this Plan for the definition of "Compensation" contained in the Graco Employee Retirement Plan,

5.     SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Restoration Plan shall continue in full force and effect.